                                PRELIMINARY DRAFT
                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION


           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )


Filed by registrant                                  [X]

Filed by a party other than the registrant  [  ]

Check the appropriate box:

   [X]     Preliminary proxy statement        [  ]   Confidential  for use of the Commission only (as permitted by
                                                                       Rule 14a-6(e)(2) ).
   [  ]    Definitive proxy statement

   [  ]    Definitive additional materials

   [  ]    Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.


                Merchants and Manufacturers Bancorporation, Inc.
--------------------------------------------------------------------------------
                 (Name of Registrant as Specific in Its Charter)

James Mroczkowski, Merchants & Manufacturers Bancorporation, Inc, (414) 827-6713
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

   [X]   No fee required.

   [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

April 30, 1998



To:      The Shareholders of Merchants & Manufacturers Bancorporation, Inc.

You are cordially invited to attend the Annual Meeting of Shareholders of Merchants & Manufacturers Bancorporation, Inc. scheduled for 4:00 P.M. on Tuesday, May 26, 1998, at Alverno College, Milwaukee, Wisconsin. The meeting will take place in Wehr Hall, #1 on the enclosed map. Enter parking lot A at the southwest corner of the Alverno campus from Morgan Avenue.

The matters expected to be acted upon at the meeting are described in detail in the attached Notice of Annual Meeting and Proxy Statement.

Your Board of Directors and management look forward to greeting you and discussing the condition of your corporation with you.

Please be sure to sign and return the enclosed proxy card whether or not you plan to attend the meeting so that your shares will be voted. If you do attend the meeting, you may revoke your proxy and vote in person if you prefer. The Board of Directors joins me in hoping that you will attend.

Sincerely yours,





Michael J. Murry,
Chairman of the Board of Directors

Enclosure

                MERCHANTS AND MANUFACTURERS BANCORPORATION, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  MAY 26, 1998

TO THE SHAREHOLDERS OF MERCHANTS AND MANUFACTURERS BANCORPORATION, INC.:

The Annual Meeting of Shareholders of Merchants and Manufacturers
Bancorporation, Inc. ("Merchants"), will be held at Alverno College, 3401 South 39th Street, Milwaukee, Wisconsin, on Tuesday, May 26, 1998, at 4:00 p.m., for the purpose of considering and voting on:

1. Fixing the number of directors at 19, and the election of six Directors to serve until the annual meeting in the year 2001 as Class III Directors. Management's nominees are named in the accompanying Proxy Statement.

2. To consider and vote on a proposal to amend Article IV of Merchants' Articles of Incorporation, as amended, to increase the number of authorized shares of Common Stock from 1,500,000 to 3,000,000.

3. To consider and vote upon a proposal to amend Merchants' 1996 Incentive Stock Option Plan to increase the number of Merchants' Common Stock reserved for issuance upon the exercise of options granted from 13,500 shares (20,250 shares after 50% stock dividend) to 60,000 shares.

4. Such other business as may properly come before the meeting and all adjournments thereof.

The Board of Directors has fixed April 15, 1998, as the record date for determining the shareholders of Merchants and Manufacturers Bancorporation, Inc., entitled to notice of and to vote at the meeting, and only holders of Common Stock of Merchants and Manufacturers Bancorporation, Inc. of record at the close of business on such date will be entitled to notice of and to vote at such meeting and all adjournments.

THE BOARD OF DIRECTORS OF MERCHANTS AND MANUFACTURERS BANCORPORATION, INC. RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE SIX PERSONS NOMINATED BY THE BOARD OF DIRECTORS AND NAMED IN THE PROXY STATEMENT, AND FOR THE ADOPTION OF PROPOSALS 2 AND 3 AS DISCUSSED IN THE PROXY STATEMENT.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ACCOMPANYING ENVELOPE. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING, WHETHER YOUR HOLDINGS ARE LARGE OR SMALL. IF YOU DO ATTEND THE MEETING, OR FOR ANY OTHER REASON DESIRE TO REVOKE YOUR PROXY, YOU MAY DO SO AT ANY TIME BEFORE IT IS VOTED.



Milwaukee, Wisconsin        By Order of the Board of Directors of
May 1, 1998                 Merchants and Manufacturers Bancorporation, Inc.




                            ----------------------------------------------------
                            Michael J. Murry, Chairman of the Board of Directors

                 MERCHANTS & MANUFACTURERS BANCORPORATION, INC.
                           14100 WEST NATIONAL AVENUE
                           NEW BERLIN, WISCONSIN 53151

                                 PROXY STATEMENT
                          ANNUAL MEETING - MAY 26, 1998

                       VOTING OF PROXIES AND REVOCABILITY

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Merchants & Manufacturers Bancorporation, Inc., hereinafter called "Merchants," to be voted at the Annual Meeting of Shareholders to be held on Tuesday, May 26, 1998, at 4:00 P.M., at Alverno College, 3401 South 39th Street, Milwaukee, Wisconsin, and at any adjournment(s) thereof (the "Annual Meeting").

The expense of printing and mailing proxy material, including forwarding expense to beneficial owners of stock held in the name of another, will be borne by Merchants. No solicitation of proxies other than by mail is contemplated, except that officers or employees of Merchants or its subsidiaries may solicit the return of proxies from certain shareholders by telephone. The Proxy Statement and the accompanying Proxy are being sent to Merchants' shareholders commencing on or about May 4, 1998.

Shares owned through participation in Merchants' Dividend Reinvestment Plan will be included on the Proxy you receive and will be voted in accordance with your instructions in the same manner as shares registered in your own name. Arrangements will be made with brokerage houses, custodians, nominees, and other fiduciaries to send proxy material to their principals.

The presence, in person or by proxy, of a majority of the shares of Common Stock outstanding on the record date is required for a quorum, with respect to the matters on which action is to be taken at the Annual Meeting. Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but as unvoted for purposes of determining the approval of any matter submitted to the shareholders for a vote.

Shares as to which proxies have been executed will be voted as specified in the proxies. If no specification is made, the shares will be voted "FOR" the election of management's nominees as directors. If additional matters are properly presented, the persons named in the proxy will have discretion to vote in accordance with their own judgment in such matters.

Proxies may be revoked at any time prior to the exercise thereof by filing with the Secretary of Merchants a written revocation or a duly executed proxy bearing a later date. Shareholders who are present at the Annual Meeting may revoke their proxy and vote in person, if they so desire.

                        RECORD DATE AND VOTING SECURITIES

The Board of Directors has fixed the close of business on April 15, 1998, as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. The securities of Merchants entitled to be voted at the Annual Meeting consist of shares of its Common Stock, $1.00 par value ("Common Stock") of which 1,360,948 shares were issued and outstanding at the close of business on the Record Date. Only shareholders of record at the close of business on the Record Date will be entitled to receive notice of and to vote at the Annual Meeting.

Each share of Common Stock is entitled to one vote on all matters. There are no cumulative voting rights.

Unless otherwise directed, all proxies will be voted FOR the election of each of the individuals nominated to serve as Class III director. The six nominees receiving the largest number of affirmative votes cast at the Annual Meeting will be elected as directors.

                              SHAREHOLDER PROPOSALS

Any shareholders desirous of including any proposal in Merchants' proxy soliciting material for the next regularly scheduled annual meeting of shareholders of Merchants must submit their proposal, in writing, at Merchants' executive offices not later than December 26, 1998. Any such proposal must comply with Rule 14a-8 of Regulation 14A of the proxy rules of the Securities and Exchange Commission.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

No person is known to Merchants to own beneficially more than 5% of the outstanding shares entitled to vote at the Annual Meeting.

                                  ANNUAL REPORT

The 1997 Annual Report of Merchants, which includes financial statements for the years ended December 31, 1997, 1996 and 1995, has been mailed concurrently with this proxy statement to shareholders as of the Record Date. The Annual Report does not constitute a part of the proxy material.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

The Board of Directors of Merchants is divided into three classes designated as Class I, II and III, as nearly equal in size as possible, with each class of directors serving staggered three-year terms. The term of office of directors in Class III expires at the Annual Meeting. At the Annual Meeting, shareholders will elect six Class III directors to serve until Merchants' 2001 annual meeting of shareholders and until their successors are elected and qualified. All of the nominees for Class III, directors are currently directors of Merchants. Messrs. Bomberg, Kaminski, Winters, Cherek, Murry and Logarakis were elected at the 1995 annual meeting of shareholders of Merchants to serve until the 1998 Annual Meeting.

The six nominees have consented to serve, if elected, and at the date of this Proxy Statement, Merchants has no reason to believe that any of the named nominees will be unable to serve. Unless otherwise directed, the persons named as proxies intend to vote in favor of the election of the six nominees listed below.

The information presented below as to principal occupation and shares of Common Stock beneficially owned as of April 15, 1998, is based in part on information received from the respective persons and in part on the records of Merchants.

                        NOMINEES FOR CLASS III DIRECTORS
                             (TERM EXPIRING IN 2001)

 NAME                                 PRINCIPAL OCCUPATION AND DIRECTORSHIPS

James Bomberg                         President of Merchants from  1994
Age:  54                              to  present, appointed Chief Executive
                                      Officer of  Merchants in 1998, director
                                      and  president of Lincoln State Bank,
                                      Milwaukee, Wisconsin, a subsidiary of
                                      Merchants from 1991 to 1993; director and president of M&M Services, New Berlin,
                                      Wisconsin, a subsidiary of Merchants from 1994 to 1996, director of Merchants from 1994 to present.

Michael J. Murry                      Chairman of the Board of  Directors of
Age:  52                              Merchants  since 1992;  Chief Executive
                                      Officer of Merchants from 1982 to 1998 and director of Merchants since 1982, director of Lincoln State Bank since
                                      1983, director of Franklin State Bank,
                                      Franklin, Wisconsin, a subsidiary of
                                      Merchants since 1992; Director of Lincoln
                                      Community Bank, Milwaukee, Wisconsin, a
                                      subsidiary of Merchants since 1994.

Conrad Kaminski                       Appointed  President  Merchants
Age:  63                              -Milwaukee  in  1998,  President  of
                                      Lincoln State Bank from 1994 to 1998;
                                      director of Lincoln State Bank from 1992 to present; President of Lincoln
                                      Community Bank from 1997 to 1998,
                                      appointed director of Lincoln Community
                                      Bank in 1997, director of Merchants from 1991 to present; president of Merchants from 1991 to 1993; executive vice president of Merchants from 1982 to 1991.

Nicholas Logarakis                    President,  General Automotive
Age:  57                              Manufacturing Co., Inc. Franklin, WI;
                                      director  of Lincoln  State Bank from
                                      1977 to present; director of Merchants from 1982 to present.

Keith Winters                         President,  Keith C. Winters & Assoc.
Age:  59                              Ltd. Franklin,  WI; director of Franklin
                                      State Bank from 1982 to present;
                                      director of Merchants from 1989 to
                                      present.

Duane Cherek                          Auto dealer,  Cherek  Lincoln-Mercury,
Age:  53                              Greenfield,  WI;  director of Lincoln
                                      Community  Bank from 1987 to present;
                                      director of Merchants since 1993,
                                      director of M&M Services from 1994 to
                                      present.

                  CLASS I DIRECTORS (TERM EXPIRING IN 1999)

Thomas Gapinski                       Insurance executive, director of
Age:  63                              Merchants from 1982 to 1986 and from 1992
                                      to present, director of Lincoln State
                                      Bank from 1977 to present.

J. Michael Bartels                    President  Bartels  Management
Age:  58                              Services,   Inc.,   Milwaukee,   WI;
                                      director of  Merchants  since 1995;
                                      director of Franklin  State Bank from
                                      1982 to present.

John Krawczyk                         Executive  Vice  President and Chief
Age:  42                              Operating  Officer of Merchants since
                                      1994; director of Merchants from 1993 to present; director of Lincoln Community
                                      Bank from 1987.

Gervase Rose                          President  Roman  Electric Co.,
Age:  61                              Milwaukee WI,  director of Merchants from
                                      1992 to 1993 and from 1994 to  present;
                                      director  of  Franklin State Bank from
                                      1982 to present.

Robert Donaj                          President of Achieve Mortgage
Age:  54                              Corporation,  Milwaukee,  Wisconsin,  a
                                      subsidiary  of  Merchants  from 1997 to
                                      present;  Director of Lincoln Community
                                      Bank from 1987 to present;  director of
                                      Merchants  1993 to present.

James Sass                            President,  Max A. Sass Funeral Home;
Age:  55                              director of Lincoln  Community Bank  from
                                      1987 to  present;  director  of
                                      Merchants  from  1993 to present.

                  CLASS II DIRECTORS (TERM EXPIRING IN 2000)

Leonard Helminiak                     President,  Buddy Squirrel  Company;
Age:  77                              Vice  President,  Quality Candy Company,
                                      St.  Francis,  WI;  director  of
                                      Merchants  from  1983  to present;
                                      retired director of Lincoln State Bank.

Dr. Thomas Kozina                     Retired  physician;  director  of
Age:  67                              Franklin  State  Bank from 1982 to
                                      present; director of Merchants since 1986

Casimir S. Janiszewski                President,  Superior Die Set
Age:  45                              Corporation,  Oak Creek, WI; director of
                                      Merchants from 1995 to present, director of Franklin State Bank from 1982 to 1991, director of Lincoln State Bank from 1991 to present

David Kaczynski                       President, Cardinal Fabricating
Age:  58                              Corporation,  Milwaukee, WI; director of
                                      Lincoln  Community  Bank  from  1994  to
                                      present,   director  of Merchants from
                                      1994 to present.

Longin Prazynski                      Retired building  inspector,  director
Age:  68                              of Lincoln Community Bank from 1962 to
                                      present, director of Merchants since
                                      1993.

Jack Schwellinger                     Retired  executive;  director  of
Age:  70                              Lincoln  State  Bank  from 1984 to
                                      present;  director  of  Merchants  from
                                      1986 to 1992 and from 1993 to present.

SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth, as of April 15, 1998, information concerning beneficial ownership of Common Stock of Merchants for each nominee, continuing director and executive officer.

    TITLE OF           NAME OF BENEFICIAL           AMOUNT OF BENEFICIAL                PERCENT OF
     CLASS                   OWNER                        OWNERSHIP                       CLASS
     Common       J. Michael Bartels                       18,070                          1.33
     Common       James Bomberg                            16,003                          1.18
     Common       Duane Cherek                              8,061                           *
     Common       Robert Donaj                              7,266                           *
     Common       Thomas Gapinski                           2,070                           *
     Common       Leonard Helminiak                        22,099                          1.62
     Common       Casimir S. Janiszewski                    5,053                           *
     Common       David Kaczynski                           2,712                           *
     Common       Conrad Kaminski                          38,356                          2.82
     Common       Dr. Thomas Kozina                         7,577                           *
     Common       John Krawczyk                            16,196                          1.19
     Common       Nicholas Logarakis                       13,755                          1.01
     Common       James Mroczkowski(1)                      6,989                           *
     Common       Michael Murry                             9,233                           *
     Common       Longin Prazynski                          3,750                           *
     Common       Gervase Rose                              3,870                           *
     Common       James Sass                                9,197                           *
     Common       Jack Schwellinger                        13,074                           *
     Common       Keith Winters                            16,191                          1.19
                  Directors and Executive                 219,522                         16.13
                  Officers(2)

*  Less than 1%
(1)  Vice President, Chief Financial Officer; not a director of Merchants

(2)  Includes all of the above as a group (18 individuals).

Share ownership includes shares issuable within 60 days upon exercise of incentive stock options owned by certain officers.

All shares reported herein are owned with voting and investment power in those persons whose names are provided herein or by their spouses. Some shares may be owned in joint tenancy, by a spouse, or in the names of minor children.

BOARD COMMITTEES AND MEETING ATTENDANCE

The Board of Directors held five meetings during 1997. Each director attended during his/her tenure 75% or more of the total number of meetings of the Board of Directors and its committees of which they were members.

The Board of Directors of Merchants has the following committees:

         THE EXECUTIVE PERSONNEL/COMPENSATION COMMITTEE meets periodically to review the performance and compensation of certain senior officers of Merchants and its subsidiaries, including all executive officers of Merchants. The Executive Personnel/Compensation Committee is comprised of Messrs. Sass, Rose, Logarakis, and Helminiak, none of whom are employees of Merchants or its subsidiaries. The Executive Personnel/Compensation Committee held two meetings during 1997.

         Compensation for other officers and employees of Merchants and its subsidiaries is determined by the management and directors of Merchants and the respective subsidiary and reviewed by the PERSONNEL/COMPENSATION COMMITTEE OF MERCHANTS. The Personnel/Compensation Committee consists of directors of Merchants and its subsidiary banks. Its members are Messrs. Murry, Logarakis, Sass, Rose, Helminiak, Kaminski, Duginski, Bomberg, John Krawczyk and Ms. Cameron. The Personnel/Compensation Committee held four meetings during 1997.

         THE STOCK OPTION COMMITTEE is responsible for administering Merchants' 1996 Incentive Stock Option Plan. None of the members of the Stock Option Committee is eligible to participate in the Stock Option Plan. The Stock Option Committee consists of Messrs. Sass, Rose, Logarakis, and Helminiak. The Stock Option Committee did not meet in 1997.

         THE MARKETING/SERVICES COMMITTEE assists management in analyzing market trends for the products of the subsidiary banks and in devising strategies for promoting, advertising and selling the services of the subsidiary banks. The Marketing Committee consists of directors of Merchants and the subsidiary banks. The present members are Messrs. Murry, Dunham, Klose, Cherek, Sass, Kaminski, and Bomberg. The Marketing Committee met four times during 1997.

         THE ASSET/LIABILITY MANAGEMENT COMMITTEE monitors the interest rate risk of the interest-earning assets of the subsidiary banks in comparison to their interest-bearing liabilities. The Asset/Liability Management Committee consists of directors of Merchants and its subsidiary banks. Its members are Messrs. Murry, Winters, Janiszewski, Dana, Bomberg, LaMacchia, Kaminski, Blonski, John Krawczyk and Ms. Cameron. The Asset/Liability Management Committee met four times during 1997.

         THE AUDIT/OPERATIONS COMMITTEE reviews budget and auditing matters, internal control procedures and audit and regulatory reports. The Audit/Operations Committee consists of directors of Merchants and its subsidiary banks. Its members are Messrs. Kozina, Gapinski, Bartels, Schwellinger, Gary Krawczyk, Cherek, Aguilar, Kaczynski, and Sister Mary Jendras. The Audit/Operations Committee met four times during 1997.

         THE COMPLIANCE COMMITTEE was formed in 1992. Its functions are to oversee the establishment of policies and procedures and adherence to such policies and procedures to ensure compliance by Merchants and its subsidiaries with laws, rules and regulations applicable to banks and bank holding companies. The Compliance Committee consists of directors of Merchants and its subsidiary banks. Its members are Sister Mary Jendras and Messrs. Kozina, Bartels, John Krawczyk, Prazynski, Donaj, Murry, and Bomberg. The Compliance Committee met two times during 1997.

         The Board of Directors does not have a standing Nominating Committee.

                            DIRECTOR COMPENSATION

Directors of Merchants who are not employees of Merchants or any of its subsidiaries are paid a fee of $50 for each Board of Directors meeting and $200 for each committee meeting. Following two absences from directors or committee meetings in any one year, the fees are only paid for actual attendance at such meetings.

                             CERTAIN TRANSACTIONS

Various officers and directors of Merchants and its subsidiaries, members of their families, and the companies or firms with which they are associated were customers of, and had banking transactions, including loans, with one or more of Merchants' subsidiary banks in the ordinary course of each such bank's business during 1997. All such loans were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and, in the opinion of the management of Merchants' subsidiary banks, did not involve more than a normal risk of collectibility or present other unfavorable features.

Keith C. Winters and Associates, LTD, a business interest of director Winters, lease office space from Merchants. The lease terms are substantially the same as those offered to other tenants.

Michael Duginski, director of Lincoln State Bank, and Gary Krawczyk, a director of Franklin State Bank, are principals of the Krawczyk and Duginski, S.C. law firm that performs legal services for Merchants and its subsidiaries. Krawczyk and Duginski lease office space in the Merchants corporate headquarters at terms substantially the same as those offered to other tenants.

Dana Investment Advisors, Inc., a registered investment advisor under the Investment Advisor's Act of 1940, acts as an investment advisor to subsidiaries of Merchants. Michael Dana, President of Dana Investment Advisors, Inc., is a director of Lincoln State Bank. The advisory services are rendered on substantially the same terms and conditions as those prevailing for similar services in the relevant market.

                            EXECUTIVE COMPENSATION

The following table sets forth information concerning compensation paid or accrued for services rendered in all capacities to Merchants and its affiliates for the fiscal years ended December 31, 1997, 1996 and 1995 of the person who was, on December 31, 1997, the Chief Executive Officer of Merchants and of persons whose annual compensation exceeded $100,000 in 1997.

                                SUMMARY COMPENSATION TABLE


---------------------- -------------------------------------------------- -------------------------------------
                                                                                       Long-Term
                                      Annual Compensation                             Compensation
                                                                                         Awards
---------------------- -------------------------------------------------- -------------------------------------
                                                                              Securities
      Name and                                          Other Annual          Underlying          All Other
 Principal Position     Year     Salary      Bonus       Compensation       Options/SARs(#)     Compensation
---------------------- -------- ---------- ---------- ------------------- -------------------- ----------------
Michael Murry          1997     $171,766    $80,000                                             $12,397 (2)
Chairman of the        1996     $204,907    $85,000          ---                  ---           $13,527 (3)
Board of Directors     1995     $125,000    $76,204          ---                  ---           $10,634 (4)
of Merchants(1)
---------------------- -------- ---------- ---------- ------------------- -------------------- ----------------
Robert Blonski         1997     $117,182    $15,000                                              $5,017 (5)
President and Chief    1996     $117,432    $14,335          ---                  ---            $5,271 (6)
Executive Officer of   1995     $117,186    $13,287          ---                  ---            $4,723 (7)
M&M Services
---------------------- -------- ---------- ---------- ------------------- -------------------- ----------------
Conrad Kaminski        1997     $121,217    $15,000                                              $5,346 (8)
President of           1996     $106,884    $14,335          ---                  ---            $4,732 (9)
Merchants Milwaukee    1995     $101,157    $10,371          ---                  ---            $4,327 (10)
Division
---------------------- -------- ---------- ---------- ------------------- -------------------- ----------------
James Bomberg          1997     $117,938    $15,000                                              $5,206 (11)
President and Chief    1996     $ 97,149    $14,335          ---                  ---            $4,329 (12)
Executive Officer of   1995     $ 91,603    $11,028          ---                  ---            $3,997 (13)
Merchants
---------------------- -------- ---------- ---------- ------------------- -------------------- ----------------

         (1) Mr. Murry also serves in various capacities as an officer of Merchants Subsidiaries.

         (2) Contributions to the Corporation's Defined Contribution 401(k) Plan of $9,938 and life insurance policy premium of $2,459

         (3) Contributions to the Corporation's Defined Contribution 401(k) Plan of $11,080 and life insurance policy premium of $2,447.

         (4) Contributions to the Corporation's Defined Contribution 401(k) Plan of $8,241 and life insurance policy premium of $2,393.

         (5) Contributions to the Corporation's Defined Contribution 401(k) Plan of $5,017.

         (6) Contributions to the Corporation's Defined Contribution 401(k) Plan of $5,271.

         (7) Contributions to the Corporation's Defined Contribution 401(k) Plan of $4,723.

         (8) Contributions to the Corporation's Defined Contribution 401(k) Plan of $5,346.

         (9) Contributions to the Corporation's Defined Contribution 401(k) Plan of $4,732.

         (10) Contributions to the Corporation's Defined Contribution 401(k) Plan of $4,327.

         (11) Contributions to the Corporation's Defined Contribution 401(k) Plan of $5,206.

         (12) Contributions to the Corporation's Defined Contribution 401(k) Plan of $4,329.

         (13) Contributions to the Corporation's Defined Contribution 401(k) Plan of $3,997.


EMPLOYMENT AGREEMENTS

In February of 1996, Merchants entered into employment agreements with Messrs. Murry, Bomberg, Kaminski, John Krawczyk and James Mroczkowski. At the same time, M&M Services, Inc., a wholly-owned subsidiary of Merchants, entered into employment agreements with Messrs. Blonski and Stengel, and Achieve Mortgage, a wholly-owned subsidiary of Merchants, entered into an employment agreement with Mr. Donaj (the "Employment Agreements"). Messrs. Murry, Bomberg, Kaminski, Krawczyk and Mroczkowski serve as chairman of the board of directors, president and chief executive officer, president Milwaukee division, executive vice president and chief operating officer and vice president and chief financial officer, respectively, of Merchants. Messrs. Blonski and Stengel are president and chief executive officer and senior vice president and comptroller, respectively, of M&M Services. Mr. Donaj serves as president and chief executive officer, of Achieve Mortgage.

With the exception of the Employment Agreements with Messrs. Murry and Mroczkowski, all of the Employment Agreements replace previous employment agreements with the respective officers.

Except for the Employment Agreement with Mr. Murry, all of the Employment Agreements have terms of three years. Mr. Murry's Employment Agreement has a term of five years. Each Employment Agreement is automatically extended on its anniversary date for an additional year, unless either party has given advance notice that the Agreement will not be extended, in which case the Agreement expires at the end of its then-remaining term.

Duties to be performed under the Agreements are set forth in the respective By-Laws and are determined by the respective Board of Directors.

Compensation for services rendered under the Employment Agreements consists of the Base Salary, as defined in the Agreements, and participation in bonus and other benefit plans.

If the Agreements are terminated by the employer prior to their expiration for reasons other than the employee's death, retirement, disability, or other than for cause as defined in the Agreements, or if the employee terminates the Agreement for cause as defined in the Agreement or after a change in control, as defined in the Agreements, then the employee will receive severance payments equal to the sum of the Base Salary in effect at termination plus the cash bonus, if any, for the year prior to termination times the number of years of the remaining employment term. In addition, the employee will receive fringe benefits during such remaining term.

If termination occurs because of death, retirement or for cause, or if the employee terminates without cause, then the employer is obligated to pay the compensation and benefits only through the date of termination.

If termination occurs due to disability, as defined in the Employment Agreements, the employee will be entitled to payment of his Base Salary at 100% for one year and at 75% for the remaining portion of the employment term, adjusted by payments received by the employee pursuant to disability insurance and social security and workers compensation programs.

The Employment Agreements provide that during the employment period and for one year thereafter, the employee will not accept employment with any Significant Competitor, as that term is defined in the Employment Agreements, of the Corporation or its affiliates.

THE 1996 INCENTIVE STOCK OPTION PLAN

On April 25, 1996, the Board of Directors of Merchants adopted the Merchants and Manufacturers Bancorporation, Inc. 1996 Incentive Stock Option Plan (the "Plan") which was approved by the shareholders on May 28, 1996.

The Plan replaced the 1986 Incentive Stock Option Plan, which terminated in April 1996. The purpose of the Plan is to advance the interests of Merchants and its subsidiaries by encouraging and providing for the acquisition of an equity interest in Merchants by key employees and by enabling Merchants and its subsidiaries to attract and retain the services of employees upon whose skills and efforts the success of Merchants depends.

The following summary description of the Plan is qualified in its entirety by reference to the full text of the Plan a copy of which may be obtained from Merchants upon request to John Krawczyk, Secretary, 14100 West National Avenue, P.O. Box 511160, New Berlin, WI 53151.

The Plan is administered by the Stock Option Committee of the Board or by any other committee appointed by the Board consisting of not less than three (3) directors (the "Committee"). The Committee is comprised of directors who are disinterested persons within the meaning of Rule 16b-3 as promulgated by the Securities and Exchange Commission. Subject to the terms of the Plan and applicable law, the Committee has the authority to: establish rules for the administration of the Plan; select the individuals to whom options are granted; determine the numbers of shares of Common Stock to be covered by such options; and take any other action it deems necessary for the administration of the Plan.

Participants in the Plan consist of the individuals selected by the Committee. Those selected individuals may include any executive officer or employee of Merchants or its subsidiaries who, in the opinion of the Committee, contribute to Merchants' growth and development.

Subject to adjustment for dividends or other distributions, recapitalizations, stock splits or similar corporate transactions or events, the total number of shares of Common Stock with respect to which options may be granted pursuant to the Plan is 13,500. The shares of Common Stock to be delivered under the Plan may consist of authorized but unissued stock or treasury stock.

Options may be granted by the Committee to key employees as determined by the Committee. The Committee has complete discretion in determining the number of options granted to each such grantee. It is intended that all options granted under the Plan will qualify as incentive stock options within the meaning of
Section 422 of the Internal Revenue Code.

The exercise price for all options granted pursuant to the Plan is the fair market value of the Common Stock on the date of grant of the option; however, in case of options granted to a person then owning more than 10% of the outstanding Common Stock, the option price will be not less than 110% of the fair market value on such date. The exercise price must be paid in cash at the time of exercise of the options.

Options granted under the Plan must be exercised within ten (10) years from the date of grant, provided that options granted to a person then owning more than 10% of the outstanding stock of Merchants must be exercised before the fifth anniversary of the date of grant. Options not exercised within the stated time period will expire.

The Committee may impose such transfer restrictions on the shares of Common Stock acquired pursuant to the exercise of options under the Plan as may be required, among others, by applicable federal or state securities laws. Merchants has a "right of first refusal" pursuant to which any shares of Common Stock acquired by exercising an option must first be offered to Merchants before they may be sold to a third party. Merchants may then purchase the offered shares on the same terms and conditions (including price) as apply to the potential third-party purchaser.

The Board of Directors of Merchants may terminate, amend or modify the Plan at any time, provided that no such action of the Board, without prior approval of the shareholders may: increase the number of shares which may be issued under the Plan; materially increase the cost of the Plan or increase benefits to participants or change the class of individuals eligible to receive options.

The following is a summary of the principal federal income tax consequences generally applicable to awards under the Plan. The grant of an option is not expected to result in any taxable income for the recipient. The holder of an Incentive Stock Option generally will have no taxable income upon exercising the Incentive Stock Option (except that a liability may arise pursuant to the alternative minimum tax), and Merchants will not be entitled to a tax deduction when an Incentive Stock Option is excercised. The tax consequences to an optionee upon disposition of share acquired through the exercise of an option will depend on how long the shares have been held and upon whether such shares were acquired by exercising an Incentive Stock Option which qualifies as such under the Internal Revenue Code. Generally, there will be no tax consequences to Merchants in connection with the disposition of shares acquired under an option.

The following table presents information about stock options granted in 1997 to the officers named in the Summary Compensation Table.

                                       STOCK OPTION GRANTS IN 1997

---------------------- --------------------- --------------------------- ------------------ -----------------
                             Options             % of Total Options          Exercise          Expiration
        Name                 Granted           Granted in Fiscal Year          Price              Date
---------------------- --------------------- --------------------------- ------------------ -----------------
Michael Murry                  -0-                      -0-                     n/a               n/a
---------------------- --------------------- --------------------------- ------------------ -----------------
Robert Blonski                 -0-                      -0-                     n/a               n/a
---------------------- --------------------- --------------------------- ------------------ -----------------
Conrad Kaminski                -0-                      -0-                     n/a               n/a
---------------------- --------------------- --------------------------- ------------------ -----------------
James Bomberg                  -0-                      -0-                     n/a               n/a
---------------------- --------------------- --------------------------- ------------------ -----------------


The following table summarizes for each of the officers named in the Summary Compensation Table the number of shares of Merchants stock acquired upon exercise of options during the fiscal year ended December 31, 1997; the aggregate dollar value realized upon exercise of options; the total number of unexercised options held at the end of the fiscal year ended December 31, 1997; and the aggregate dollar value of in-the-money unexercised options held at the end of the fiscal year ended December 31, 1997. Value realized upon exercise is the difference between fair market value of the underlying stock on the exercise date and the exercise price of the option. Value of unexercised in-the-money options at the fiscal year-end is the difference between exercise price and the fair market value of the underlying stock on December 31, 1997, which was $46.75 per share. These values, unlike any amount which may be set forth in the column headed "Value Realized" have not been, and may never be, realized. The underlying options have not been, and may never be, exercised; the actual gains, if any, on exercise will depend on the value of Merchants' stock on the date of exercise. As of December 31, 1997, all unexercised options were exercisable.

                                          AGGREGATED OPTION EXERCISES IN FISCAL YEAR 1997
                                                 AND FISCAL YEAR-END OPTION VALUES


------------------------ ------------------ -------------- ------------------------ ----------------------
                                                                   Number of          Value of Unexercised
                         Shares Acquired         Value        Unexercised Options     In-the-Money Options
                           on Exercise         Realized       on December 31, 1997    on December 31, 1997
        Name                   (#)                 $                  (#)                     ($)
------------------------ ------------------ -------------- ------------------------ ----------------------
Michael Murry                  ---                ---                1,500                  $25,125
------------------------ ------------------ -------------- ------------------------ ----------------------
Robert Blonski                3,000             $80,250               ---                     ---
------------------------ ------------------ -------------- ------------------------ ----------------------
Conrad Kaminski               1,000             $15,980              2,000                  $52,770
------------------------ ------------------ -------------- ------------------------ ----------------------
James Bomberg                 2,000             $31,960              1,000                  $26,660
------------------------ ------------------ -------------- ------------------------ ----------------------

BENEFIT PLANS

Merchants maintains a 401k Profit Sharing Plan for the benefit of all employees who have attained the age of 20-1/2 years and have completed six months of service as of the 401k Profit Sharing Plan anniversary date, June 1st. A participating employee may elect to defer a portion of his or her compensation (between 1% and 12% of base compensation, subject to certain limitations, in 1% increments) and contribute this amount to the 401k Profit Sharing Plan. Deferrals of up to 6% of compensation which are contributed to a trust set up pursuant to the 401k Profit Sharing Plan may be deducted by Merchants for federal income tax purposes. Merchants may make either or both of the following types of contributions out of its net profits to the 401k Profit Sharing Plan
(I) matching contributions up to 1% of base compensation; (ii) discretionary contributions which are based on consolidated earnings of Merchants. Employees of Merchants are fully vested in all amounts contributed to their account under matching and discretionary contributions made by Merchants. Total contributions amounted to $180,305 in 1997, contributions for Messrs. Murry, Blonski, Kaminski and Bomberg (the persons listed in the Compensation Table) were $9,938, $5,017, $5,346 and $5,206 respectively. With respect to the investment of individual accounts, a participant may direct the Trustee in writing to invest the vested portion of his/her account in specific assets, including Merchants' securities.

Merchants has established a Salary Continuation Plan to provide retirement income for President James Bomberg, Chief Financial Officer James Mroczkowski and Vice President Cynthia Loew. The Salary Continuation Plan is a non-qualified executive benefit plan in which Merchants agrees to pay the executive additional benefits at retirement in return for continued satisfactory performance. The Merchants Continuation Agreement provides for annual retirement benefits of $60,700 for Mr. Bomberg, $35,800 for Mr. Mroczkowski and $30,700 for Ms. Loew, commencing at age 65 and continuing for a period of 15 years. The Salary Continuation Plan is unfunded (no specific assets are set aside by Merchants in connection with the Plan). If the covered executive leaves the bank's employ, either voluntarily or involuntarily, the agreement under the Salary Continuation Plan terminates and the executive receives no benefits unless obligations under the Plan are assumed by a subsidiary of Merchants, because of the executive's employment status with such subsidiary. The Salary Continuation Plan is informally linked with a single premium universal life insurance policy. The executive is the insured under the policy, but Merchants is the owner and beneficiary of the policy. The executive has no claim on the insurance policy, its cash value or the proceeds thereof.

Franklin State Bank has adopted a Deferred Compensation Plan. Directors of Franklin State Bank may elect to defer the directors' fees paid to them until retirement with no income tax payable by the director until retirement benefits are received. The deferral agreement provides for full vesting since the covered director is setting aside his current compensation. Payments begin in the first year following retirement.

                                  PROPOSAL 2

                   PROPOSAL TO AMEND MERCHANTS' ARTICLES OF
              INCORPORATION TO INCREASE AUTHORIZED COMMON STOCK.

DESCRIPTION OF AMENDMENT:

The Merchants' Board of Directors unanimously approved and recommended that Merchants' shareholders approve an amendment to Article IV of the Articles which will increase the number of authorized shares of Common Stock of Merchants from 1,500,000 shares to 3,000,000 shares. If the proposal is adopted by Merchants' shareholders, it is expected that the amendment will become effective on May 26, 1998, or as soon as practicable thereafter. No holder of the Common Stock of Merchants has any preemptive rights. The complete text of the amendment is attached to this Proxy Statement as Exhibit A.

Under the current Articles, Merchants is authorized to issue up to 1,500,000 shares of Common Stock, par value $1.00. As of April 15, 1998, 1,360,948 shares were outstanding. If the amendment is adopted, Merchants would be authorized to issue up to 3,000,000 shares of Common Stock, par value $1.00.

REASONS FOR AND EFFECT OF AMENDMENT:

The Board of Directors believes that it is desirable to have additional authorized shares of Common Stock available for stock dividends and splits (such as the recent 50% stock dividend), possible acquisitions and other general corporate purposes. While Merchants is engaged in an ongoing process of evaluating potential acquisitions, Merchants is not involved in negotiating an acquisition involving issuance of additional stock at the present time. While Merchants cannot predict when and if stock dividends or stock splits or acquisitions will occur, having the additional authorized shares available for issuance in the future will provide greater flexibility and will avoid the delay and expense of a special shareholders meeting, unless such meeting is required by applicable law.

The increase in the number of authorized shares is not designed to deter or prevent a change in control; however, under certain circumstances, Merchants could use additional shares to avoid a takeover or change in control of Merchants which the Board of Directors deems not to be in the best interest of the Shareholders of Merchants. Merchants is not aware of any attempt to effect such a takeover or change in control. As of this date there are no plans or commitments with respect to the sale of additional shares of Common Stock of Merchants.

The authorization of additional shares of Common Stock pursuant to this proposal will have no dilutive effect upon proportionate voting power of present shareholders of Merchants. However, to the extent that shares are subsequently issued to persons other than present shareholders and/or in proportions other than the proportion that presently exists, such issuance could have a dilutive effect on present shareholders.

If a quorum exists, the proposed amendment to the Articles of Incorporation is approved if the votes cast favoring the amendment exceed the votes opposing the amendment. A majority of the votes entitled to be cast on the amendment constitutes a quorum. The Board of Directors recommends that the shareholders vote FOR the amendment. Proxies solicited by the Board of Directors will be so voted unless shareholders specify to the contrary in their proxies or abstain from voting on this matter. The complete text of the proposed amendment is attached to this proxy statement as Exhibit A.

                                  PROPOSAL 3

                 PROPOSAL TO INCREASE THE NUMBER OF SHARES OF
              COMMON STOCK TO BE RESERVED FOR ISSUANCE UNDER THE
                         INCENTIVE STOCK OPTION PLAN.

Merchants' 1996 Incentive Stock Option Plan was adopted by the shareholders at the Annual Meeting in 1996. The purpose of the Plan is to advance the interest of the shareholders of Merchants by providing opportunity for ownership of the stock of Merchants to present and future officers and key employees of Merchants and its subsidiaries. The Plan is intended to provide an incentive for maximum effort in the successful operation of Merchants and its subsidiaries. The Board of Directors also believes that the Plan will give Merchants an additional type of incentive-based compensation to attract and retain experienced and able employees.

A summary description of the Plan is contained herein under "Executive Compensation - 1996 Incentive Stock Option Plan." The Summary is qualified in its entirety by reference to the Plan, which may be reviewed upon request to the Secretary of Merchants.

As adopted in 1996, a maximum of 13,500 shares (20,250 shares after adjustment for the 50% stock dividend declared in 1998) were authorized for grant over the ten (10) year period of the Plan.

Subject to approval of the shareholders, at the Annual Meeting, the Board of Directors, on April 20, 1998 approved the increase of additional shares for grant under the Plan. This increase will bring the total shares authorized for grant to 60,000 shares. All other terms and conditions of the Plan will remain in effect. No awards have been made of the additional shares.

The increase in the amount of shares of Common Stock reserved for issue upon the exercise of options granted must be approved by the holders of a majority of the issued and outstanding shares of Common Stock.

The Board of Directors recommends a vote FOR the approval of the resolution amending the 1996 Incentive Stock Option Plan. Proxies solicited by the Board of Directors will be so voted unless shareholders specify to the contrary in their proxies or abstain from voting on this matter. The complete text of the amendment is attached to this Proxy Statement as Exhibit B.

                        INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors has selected Ernst & Young LLP as Merchants' independent auditors for the fiscal year ending December 31, 1998. Representatives of Ernst & Young will be present at the Annual Meeting to make any statement they may desire and to respond to questions from shareholders.

                                OTHER MATTERS

Although management is not aware of any other matters that may come before the meeting, if any such matters should be presented, the persons named in the accompanying proxy intend to vote such proxy in accordance with their best judgment.

SHAREHOLDERS MAY OBTAIN A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AT NO COST BY WRITING TO THE OFFICE OF THE SECRETARY, MERCHANTS AND MANUFACTURERS BANCORPORATION, INC., 14100 WEST NATIONAL AVENUE, P.O.BOX 511160, NEW BERLIN, WISCONSIN, 53151.

                                             By Order of the Board of Directors,





                                             Michael J. Murry
                                             Chairman of the Board

April 30, 1998

                                  EXHIBIT A


      RESOLVED, that the Articles of Incorporation of Merchants and Manufacturers Bancorporation, Inc. be amended by striking out amended
      Article IV, relating to Capital, reading as follows:

             "The aggregate number of shares of stock which this Corporation shall have authority to issue shall be one million five hundred thousand (1,500,000) shares of Common Stock of the par value of One Dollar ($1.00) per share."

      and inserting in lieu thereof the following:

             "The aggregate number of shares of stock which this Corporation shall have authority to issue shall be three million (3,000,000) shares of Common Stock of the par value of One Dollar ($1.00) per share."

                                  EXHIBIT B


      RESOLVED, that Subsection 5.1 of Section 5 of Merchants and Manufacturers Bancorporation, Inc.'s 1996 Incentive Stock Option Plan shall be, and it hereby is, amended by striking out the first sentence reading as follows:

             "Subject to adjustment as provided in Section 5.3, the total number of shares of stock with respect to which options may be granted pursuant to the Plan shall be 13,500."

      and inserting in lieu thereof the following:

             "Subject to adjustment as provided in Section 5.3, the total number of shares of stock with respect to which options may be granted pursuant to the Plan shall be 60,000."

               MERCHANTS AND MANUFACTURERS BANCORPORATION, INC.
                          14100 WEST NATIONAL AVENUE
                            NEW BERLIN, WISCONSIN

                           PROXY FOR ANNUAL MEETING

This Proxy is solicited by the Board of Directors of Merchants and Manufacturers Bancorporation, Inc. ("Merchants") for the Annual Meeting of shareholders on May 26, 1998.

The undersigned hereby constitutes and appoints David Kaczynski and James Sass, and each of them, with full power to act alone and with power of substitution, to be the true and lawful attorney and proxy of the undersigned to vote at the Annual Meeting of Shareholders of Merchants, to be held at Alverno College, 3401 South 39th Street, Milwaukee, Wisconsin 53215 on May 26, 1998 at 4:00 p.m. (or at any adjournment(s) thereof), the shares of stock which the undersigned would be entitled to vote on the election of Directors, on the proposals to amend the Articles of Incorporation and the Incentive Stock Option Plan and in their discretion on such other business as may properly come before the meeting or adjournment(s). The undersigned hereby revokes any proxy heretofore given and ratifies all that said attorneys and proxies or their substitutes may do by virtue hereof.

1.    ELECTION OF DIRECTORS

      To fix the number of Directors at nineteen, and to elect the six persons listed below as Directors as discussed in the Proxy Statement dated May 1, 1998 attached hereto.

              James Bomberg                 Michael J. Murry
              Conrad Kaminski               Nicholas Logarakis
              Keith Winters                 Duane Cherek

         [ ]     Elect as Directors the six nominees listed above.

         [ ]     Withhold authority to vote for the six nominees listed above.

         [ ] Withhold authority to vote for individual nominees (to withhold authority to vote for any individual nominee, check this box and draw a line through that nominee's name above).

2.    ADOPTION OF RESOLUTION AMENDING THE CORPORATION'S ARTICLES OF
      INCORPORATION

      Adoption of the resolution amending the Corporation's Articles of Incorporation to increase the number of authorized shares of $1.00 par value common stock from 1,500,000 to 3,000,000 shares.

             FOR      [ ]             AGAINST  [ ]              ABSTAIN  [ ]

3.    ADOPTION OF RESOLUTION AMENDING THE CORPORATION'S INCENTIVE STOCK OPTION
      PLAN

      Adoption of the resolution amending the Corporation's 1996 Incentive Stock Option Plan to increase the number of shares of the Corporation's common stock, $1.00 par value, reserved for issue upon the exercise of options granted, from 13,500 shares (20,250 shares adjusted for 50% stock dividend) to 60,000 shares.

             FOR      [ ]             AGAINST  [ ]              ABSTAIN  [ ]

The Board of Directors recommends a vote FOR the election of the six persons listed above, and FOR adoption of Proposals 2 and 3, as described in the Proxy Statement.

If any additional matters are properly presented, the persons named in the proxy will have the discretion to vote in accordance with their own judgment in such matters. This proxy is solicited on behalf of the Board of Directors and may be revoked prior to its exercise by written notice to the Secretary of the Corporation, or by submitting a later-dated proxy, or by attending the annual meeting. This Proxy will be voted in accordance with instructions given by the stockholder, but if no instructions are given, this Proxy will be voted to elect the persons listed above and FOR adoption of the listed proposals.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting dated May 1, 1998, and the Proxy Statement enclosed herewith.

Dated                       , 1998
     -----------------------

                                                 Number of Shares:
                                                                  -------------

----------------------------------      ---------------------------------------
Signature of Stockholder                Stockholder's Name (Please print)


----------------------------------      ---------------------------------------
Signature of Stockholder                Stockholder's Name (Please print)


                  (Please sign your name exactly as it appears on the stock certificate. In signing as Executor, Administrator, Personal Representative, Guardian, Trustee, or Attorney, please add your title as such. All joint owners should sign.)